SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2005

THE AES CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction)	(Commission file number)	(I.R.S. employer
of incorporation)		identification no.)

4300 Wilson Boulevard, Suite 1100

Arlington VA.  22203

    (Address of principal executive offices) (Zip Code)

(703) 522-1315

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01               Regulation FD Disclosure.

Barry J. Sharp, Chief Financial Officer and Executive Vice President of The AES Corporation, is participating in a conference being held on April 5 - 6, 2005.  A copy of Mr. Sharp’s slide presentation is being furnished as Exhibit 99.1 to this Current Report on Form 8-K which is incorporated by reference into this Item 7.01.  The information contained in the slide presentation furnished as an exhibit hereto and incorporated by reference into this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired:  Not applicable

(b)          Pro Forma Financial Information:  Not applicable

(c)           Exhibits:

Exhibit No.	Document
99.1	The AES Corporation slide presentation to be given on April 5-6, 2005 by Barry Sharp, Chief Financial Officer and Executive Vice President.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE AES CORPORATION

Date: April 4, 2005	By:	/s/ Vincent W. Mathis
Name: Vincent W. Mathis
Title: Vice President and Assistant
General Counsel